UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (date of earliest event reported): April 16, 2002

                         Metalclad Corporation
                         ---------------------
         (Exact Name of registrant as specified in its chapter)


   Delaware                       0-2000                       95-2368719
   --------                       ------                       ----------
(State or other           (Commission File Number)           (IRS employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


      800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402
      -----------------------------------------------------------
          (Address of principal executive offices & Zip Code)


                             (612) 333-0614
                             --------------
           Registrant's telephone number, including area code

                                  N/A
                                  ---
     (Former name or former address, if changed since last report)



Item 1. Changes in Control of Registrant.

        Not Applicable.

Item 2. Acquisition or Disposition of Assets.

        Not Applicable.

Item 3. Bankruptcy or Receivership.

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

	On April 16, 2002, Metalclad Corporation ("Metalclad") engaged Virchow Krause & Company, LLP, with offices in Minneapolis, Minnesota, to audit Metalclad's consolidated financial statements for 2002.
Metalclad has not previously engaged or consulted with Virchow Krause & Company, LLP on any matter.

Item 5. Other Events and Regulation FD Disclosure.

        Not Applicable.

Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired

        Not Applicable.

    (b) Pro-Forma Financial Information

        Not Applicable.

    (c) Exhibits

        (i) Letter of Moss Adams LLP regarding concurrence with statements made in Item 4 of Metalclad's April 4, 2002 Form 8K.

Item 8. Change in Fiscal Year.

        Not Applicable.

Item 9. Regulation FD Disclosure.

        Not Applicable.


Dated:  April 18, 2002        METALCLAD CORPORATION

                              By:  /s/ Wayne W. Mills
                                   -------------------------------------
                                   Wayne W. Mills

                              Its: President and Chief Executive Officer









Exhibit:  Letter of Concurrence of Moss Adams LLP
-------------------------------------------------



Moss Adams LLP
18101 Von Karman, Suite 1900
Irvine, CA  92612

Phone: (949) 221-4000
FAX:   (949) 221-4001
www.mossadams.com




Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We were previously principal accountants for Metalclad Corporation (the Company) and on March 15, 2002, we reported on the consolidated financial statements of Metalclad Corporation as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001. On April 4, 2002 we resigned as principal accountants of the Company. We have read the Company's statements included under Item 4 of its Form 8-K April 4, 2002 and we agree with such statements.


/s/ Moss Adams  LLP

Irvine, California
April 9, 2002